SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 3, 2007
                                                 --------------


                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

             New Jersey                 1-1031             22-0743290
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    (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)           File Number)      Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (732) 469-8300
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 3.01      NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
               LISTING RULE OR STANDARD; TRANSFER OF LISTING.                3


ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF       3
               DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS                             3





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                                                                     Page 3 of 5



Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On July 30, 2007, Ronson Corporation (the "Registrant"), following its provision of the notice described in section (b) of this Item 3.01, received notice from the Nasdaq Stock Market that it is not in compliance with the listing requirement that a majority of the board of directors be comprised of independent directors, as is required by Rule 4350 of the Marketplace Rules of the Nasdaq Stock Market. The Marketplace Rules allow the Registrant up to 180 days to reconstitute its board of directors so that the Registrant will satisfy this requirement. The Registrant has determined to take such action as is necessary by January 15, 2008 so that it will comply with the foregoing requirement.

(b) On July 30, 2007, the Registrant notified the Nasdaq Stock Market that Paul
H. Einhorn, one of its independent directors, had resigned on July 20, 2007, and that as a result of Mr. Einhorn's departure, a majority of the board of directors of the Registrant was no longer comprised of independent directors, as is required by Rule 4350 of the Marketplace Rules of the Nasdaq Stock Market. Rule 4350(c) of the Marketplace Rules allows the Registrant up to 180 days to reconstitute its board of directors so that the Registrant will satisfy the requirement that a majority of its board be comprised of independent directors. The Registrant has determined to take such action as is necessary by January 15, 2008 so that it will be in compliance with the requirements of Marketplace Rule 4350.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 20, 2007, Paul H. Einhorn notified us of his decision to resign from the board of directors. Mr. Einhorn's departure is not related to any disagreement with the Registrant or with the Registrant's operations, policies or practices.


Item 9.01.  Financial Statements and Exhibits

            a) Financial Statements: None.

            b) Pro Forma Financial Information: None.

            c) Exhibits:

               99.a) Ronson Corporation Press Release dated August 1, 2007,
                     "Ronson Corporation's Nasdaq Compliance".


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                                                                     Page 4 of 5

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Ronson Corporation


                                                    /s/ Daryl K. Holcomb
                                                    --------------------
                                                    Daryl K. Holcomb
                                                    Vice President,
                                                    Chief Financial Officer &
                                                    Controller

Dated:  August 3, 2007